Exhibit 24A
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2006, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 9, 2006.

Signature:	/s/ Samuel H. Miller

Printed Name: Samuel H. Miller
Title: Director, Treasurer and Co-Chairman of the Board

Exhibit 24B
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 9, 2006.

Signature:	/s/ Albert B. Ratner

Printed Name: Albert B. Ratner
Title: Director and Co-Chairman of the Board

Exhibit 24C
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2006, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 9, 2006.

Signature:	/s/ Brian J. Ratner

Printed Name: Brian J. Ratner
Title: Director and Executive Vice President

Exhibit 24D
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 13, 2006

Signature:	/s/ James A. Ratner

Printed Name: James A. Ratner
Title: Director and Executive Vice President

Exhibit 24E
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 21, 2006

Signature:	/s/ Ronald A. Ratner

Printed Name: Ronald A. Ratner
Title: Director and Executive Vice President

Exhibit 24F
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 9, 2006

Signature:	/s/ Thomas G. Smith

Printed Name: Thomas G. Smith
Title: Executive Vice President, Chief Financial Officer and Secretary

Exhibit 24G
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 8, 2006

Signature:	/s/ Linda M. Kane

Printed Name: Linda M. Kane
Title: Senior Vice President and Corporate Controller

Exhibit 24H
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 21, 2006

Signature:	/s/ Deborah Ratner Salzberg

Printed Name: Deborah Ratner Salzberg
Title: Director

Exhibit 24I
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 13, 2006

Signature:	/s/ Michael P. Esposito, Jr.

Printed Name: Michael P. Esposito, Jr.
Title: Director

Exhibit 24J
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 9, 2006

Signature:	/s/ Scott S. Cowen

Printed Name: Scott S. Cowen
Title: Director

Exhibit 24K
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 9, 2006

Signature:	/s/ Jerry V. Jarrett

Printed Name: Jerry V. Jarrett
Title: Director

Exhibit 24L
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 15, 2006

Signature:	/s/ Joan K. Shafran

Printed Name: Joan K. Shafran
Title: Director

Exhibit 24M
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 13, 2006

Signature:	/s/ Louis Stokes

Printed Name: Louis Stokes
Title: Director

Exhibit 24N
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 9, 2006

Signature:	/s/ Stan Ross

Printed Name: Stan Ross
Title: Director